================================================================================

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):        AUGUST 5, 2003
                                                         --------------


                           FLORIDAFIRST BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                      000-32139                 59-3662010
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)



205 EAST ORANGE STREET, LAKELAND, FLORIDA                            33801
------------------------------------------                       ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:      (863) 688-6811
                                                         --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

--------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     (1)  Not applicable.

     (2)  Not applicable.

     (3)  Exhibits. The following exhibits are being furnished with the report.

                    99.1     Press Release, dated August 5, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
-------------------------------------------------------

         On August 5, 2003, the Registrant issued a press release to report earnings for the quarter ended June 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit and is incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLORIDAFIRST BANCORP, INC.



Date:    August 6, 2003                   By: /s/ Gregory C. Wilkes
                                              ----------------------------------
                                              Gregory C. Wilkes, President and
                                              Chief Executive Officer



Date:    August 6, 2003                   By: /s/ Kerry P. Charlet
                                              ----------------------------------
                                              Kerry P. Charlet, Senior Vice
                                              President and Chief Financial
                                              Officer
                                              (Chief Accounting Officer)